                                                                  Filed Pursuant
                                                                  to Rule 497(c)

                                  PROSPECTUS

                              Dated June 1, 1998

                        MML SMALL CAP VALUE EQUITY FUND
                               1295 State Street
                          Springfield, Massachusetts
                                (413) 744-8480

MML Series Investment Fund ("MML Trust") is a no-load, open-end, management investment company having separate investment portfolios, each of which has different investment objectives and is designed to meet different investment needs. This Prospectus relates only to one such portfolio, MML Small Cap Value Equity Fund (the "Fund"). The Fund's investment objective is to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies. For further information about the Fund's investment objective and policies, see "Investment Objective" on page 3. There is no assurance that the investment objective of the Fund will be realized.

This Prospectus sets forth concisely the information about MML Trust and the Fund that a prospective investor ought to know before investing. Certain additional information about MML Trust and the Fund is contained in a Statement of Additional Information dated June 1, 1998, as amended from time to time, which has been filed with the Securities and Exchange Commission and is incorporated by reference. This additional information is available upon request and without charge. To obtain such information, please contact the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

This Prospectus may only be used to offer or sell shares of the Fund described in this Prospectus. Please read this Prospectus carefully and retain it for future reference for information about MML Trust and the Fund.

                            -----------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            -----------------------
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Table of Contents

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                                                                            Page
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
General Information ...................................................        3
Investment Objective ..................................................        3
Investment Practices and Related Risks ................................        3
Investment Managers ...................................................        5
Capital Shares ........................................................        6
Net Asset Value .......................................................        7
Sale and Redemption of Shares .........................................        7
Tax Status ............................................................        7
Dividends and Capital Gains Distributions .............................        8
Investment Performance ................................................        8
Composite Performance of Similarly Managed Accounts....................        8
Management of MML Trust ...............................................        9


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I.  General Information

MML Series Investment Fund ("MML Trust") is a no-load, open-end, management investment company having separate investment portfolios, each of which has its own investment objectives and policies and is designed to meet different investment needs. This Prospectus provides information regarding MML Small Cap Value Equity Fund (the "Fund"), a diversified investment portfolio of MML Trust.

MML Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time (the "Declaration of Trust"). MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and its life insurance company subsidiaries, including MML Bay State Life Insurance Company. Shares of the Fund are offered solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries.

MassMutual is responsible for providing all investment advisory, management and administrative services needed by the Fund pursuant to an investment management agreement. MassMutual has entered into an investment sub-advisory agreement pursuant to which David L. Babson and Company Incorporated ("Babson") manages the investment of the assets of the Fund. Both MassMutual and Babson are registered with the Securities and Exchange Commission (the "SEC") as investment advisers (MassMutual and Babson are referred to hereinafter collectively as the "Advisers"). For further information, see "Investment Managers."

II.  Investment Objective

The investment objective of the Fund discussed below is a fundamental policy and may not be changed without the vote of a majority of the Fund's outstanding voting shares (as used in this Prospectus, a majority of the outstanding voting shares of the Fund means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting of the shareholders if more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares). There is no assurance that the investment objective of the Fund will be realized. The success of this objective depends to a great extent upon management's ability to assess changes in business and economic conditions. For further information about investment policies and techniques, see "Investment Practices and Related Risks."

The investment objective of the Fund is to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

The Fund invests primarily in common stocks, securities convertible into common stocks and other equity securities (such as warrants and stock rights) which are issued by companies with a market capitalization, at the time of purchase, of $750 million or less and which are listed on a national securities exchange or traded in the over-the-counter market. Mass Mutual is the Fund's investment adviser and its investment sub-abviser is Babson.

The Fund utilizes a value-oriented strategy in making investment decisions. As such, investments are made in securities of companies that, in the opinion of Babson, are of high quality or possess a unique product, market position or operating characteristics which result in above-average levels of profitability or superior growth potential and are attractively valued in the marketplace. Traditional fundamental research techniques are employed to determine investment quality and growth potential, emphasizing each issuer's historic financial performance, balance sheet strength, management capability and competitive position. Valuation parameters are examined to determine the attractiveness of individual securities. On average, the Fund's holdings will have price/earnings ratios and price/book value ratios below those of the S&P 500 Composite Stock Price Index (the "S&P 500 Stock Index"). Consideration also is given to securities of companies whose current prices do not adequately reflect, in the opinion of Babson, the ongoing business value of the enterprise.

The Fund's current non-fundamental policy is that, under normal circumstances, at least 65% of the value of its total assets will be invested (determined at the time the Fund invests its assets) in equity securities which are issued by companies with market capitalization, at the time of purchase, of $750 million or less. The Fund is not, however, required to sell portfolio securities as a result of an issuer's market capitalization increasing above $750 million. Consequently, during periods of equity market strength a substantial portion of the Fund's portfolio may consist of securities issued by companies with a market capitalization in excess of $750 million. The Fund may purchase securities with above-average volatility relative to indices like the S&P 500 Stock Index. While such volatility frequently may involve the opportunity for greater gain, it also generally involves greater risk of loss and, as a result, the Fund's shares are suitable only for those investors who are in a financial position to assume such risk.

III.  Investment Practices and Related Risks

The Fund may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of MML Trust without the consent of shareholders. Some of the more significant practices are discussed below.

A.  GENERAL

The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a part of an overall investment program and should invest only if they are willing to assume the risks involved. See the Statement of Additional Information for a further discussion of certain risks.

B.  REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which the Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund's holding period. A reverse repurchase agreement is a contract pursuant to which the Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. For a more detailed description of repurchase agreements and reverse repurchase agreements and related risks, see the Statement of Additional Information.

C.  SECURITIES LENDING

The Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by the Advisers to be of good standing.

D.  HEDGING INSTRUMENTS AND DERIVATIVES

The Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as "hedging instruments" or "derivatives"), as more fully discussed in the Statement of Additional Information. Derivatives normally are used by a portfolio manager to:
(a) protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the relevant securities markets; (b) protect the Fund's unrealized gains or limit its unrealized losses; and (c) manage the Fund's exposure to changing security prices. Derivatives also may be used to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular debt or equity securities and to manage the effective maturity or duration of fixed income securities in the Fund's portfolio.

The Fund may purchase or sell securities on a "when issued" or delayed delivery basis or may purchase or sell securities on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While the Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if Babson deems it appropriate to do so.

Certain limitations apply to the use of forward contracts by the Fund. For example, the Fund will not enter into a forward contract if as a result more than 25% of its total assets would be held in a segregated account covering such contracts. For more information about forward contracts and currency transactions and the extent to which tax considerations may limit the Fund's use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by the Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include: (a) the risk that interest rates and securities prices will not move in the direction anticipated; (b) the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss.

E.  RESTRICTED AND ILLIQUID SECURITIES

The Fund does not currently expect to invest in restricted or illiquid securities. The Fund may, however, invest not more than 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by the Board of Trustees, or by the Advisers pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, the Fund's holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

F.  FOREIGN SECURITIES

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities entail certain risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

G.  PORTFOLIO MANAGEMENT

Babson may use trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when Babson believes that the trade, net of transaction costs, will improve income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on Babson's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, the Fund's income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in the Fund could result in additional brokerage commissions to be paid by the Fund.

The Fund may pay brokerage commissions to Advest, Inc. ("Advest") and Jefferies & Co., Inc. ("Jefferies"). Jefferies and Advest are each wholly-owned subsidiaries of companies for which one Trustee serves as a director.

H.  CASH POSITIONS

The Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund's investment policies. To provide liquidity or for temporary defensive purposes, the Fund may invest in investment grade debt securities, government obligations, or money market instruments.

I.  INDUSTRY DIVERSIFICATION

As a general rule, the Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees) if as a result more than 25% of the value of the total assets of the Fund would be invested in such industry, except that there is no limitation for U.S. Government Securities.

J.  CERTAIN DEBT SECURITIES

While the Fund may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one NRSRO (e.g., Baa3 by Moody's Investors Service, Inc.) or, if unrated, are judged by Babson to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

K.  FUNDAMENTAL INVESTMENT RESTRICTIONS

For a description of fundamental investment restrictions of the Fund which may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund, reference should be made to the Statement of Additional Information.

IV.  Investment Managers

MassMutual serves as investment manager of the Fund pursuant to an investment management agreement executed by MassMutual and MML Trust, on behalf of the Fund (the "Management Agreement"). MassMutual also acts as the Fund's transfer agent and the dividend paying agent. MassMutual is a mutual life insurance company organized in 1851 under the laws of The Commonwealth of Massachusetts. MassMutual provides, directly or through its subsidiaries, a wide range of life insurance, annuity and disability products, pension and pension-related products, as well as investment services to individuals, corporations, investment companies and other institutions. As of December 31, 1997, MassMutual, together with its subsidiaries, had consolidated assets in excess of $61 billion and consolidated assets under management in excess of $152 billion.

Under the Management Agreement, MassMutual is authorized to engage in portfolio transactions on behalf of the Fund, subject to such general or specific instructions as may be given by the Board of Trustees. The Management Agreement provides that MassMutual will perform all administrative functions relating to the Fund and will bear all expenses of the Fund except: (1) taxes and corporate fees payable to government agencies; (2) brokerage commissions (which may be higher than other brokers charge if paid to a broker which provides brokerage and research services to the Advisers for use in providing investment advice and management to the Fund and other accounts over which the Advisers exercise investment discretion) and other capital items payable in connection with the purchase or sale of Fund investments; (3) interest on account of any borrowings by the Fund; (4) fees and expenses of Trustees of MML Trust who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the " 1940 Act"), of the Advisers or MML Trust; (5) fees and expenses of MML Trust's Advisory Board Members and (6) fees of the Fund's certified independent public accountants.

For providing the services and bearing the expenses described above, MassMutual is paid a quarterly fee at the annual rate of .65% of the first $100 million of the average daily net asset value of the Fund, .60% of the next $200 million,
 .55% of the next $200 million and .50% of any excess over $500 million. MassMutual has unilaterally agreed to bear expenses of the Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value through April 30, 1999.

The Management Agreement automatically terminates: (1) unless its continuance is specifically approved at least annually, by the affirmative vote of a majority of the Board of Trustees, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of MassMutual or of MML Trust; or (2) upon its assignment. Under the terms of the Management Agreement, the Fund recognizes MassMutual's control of the initials " MML" and the Fund agrees that its right to use these initials is non-exclusive and can be terminated by MassMutual at any time. Under the Management Agreement, MassMutual's liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") whereby Babson manages the investment of the assets of the Fund. Babson is a registered investment adviser that has been providing investment counseling to institutions and individuals for over 50 years. As of December 31, 1997, Babson had over $18 billion of assets under management. Babson is a wholly-owned subsidiary of DLB Acquisition Corporation, a controlled subsidiary of MassMutual.

Pursuant to the Sub-Advisory Agreement, MassMutual pays Babson a quarterly fee equal to an annual rate of .25% of the average daily net asset value of the Fund as of the close of each business day for the investment advisory services Babson provides with respect to the Fund. The Sub-Advisory Agreement automatically terminates upon the termination of the Management Agreement.

The Fund's portfolio is managed by George M. Ulrich, Senior Vice President of Babson. Mr. Ulrich has been associated with Babson since 1996, Concert Capital Management, Inc. (as a Senior Vice President) from 1993 through 1996 and with MassMutual from 1983 to 1993.

Securities held by the Fund may also be held by investment companies and other clients for which Babson acts as investment adviser. If the same security is purchased or sold for the Fund and such investment companies or clients at the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased or sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Fund to participate in larger volume transactions will, in most cases, produce better execution for the Fund. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. It is the opinion of MML Trust's management that such execution advantage and the desirability of retaining Babson as investment sub-adviser of the Fund outweigh the disadvantages, if any, which might result from this procedure.

V.  Capital Shares

MML Trust is a "series" company. To date, shares of six separate series (i.e., investment portfolios) have been authorized, one of which constitutes the interests in the Fund described in this Prospectus. Under MML Trust's Declaration of Trust, however, the Board of Trustees is authorized to create new series without the necessity of a vote of shareholders of MML Trust. Each share of a particular series represents an equal proportionate interest in that series with each other share of the same series, none having priority or preference over another. Each series shall be preferred over all other series in respect of the assets allocated to that series. Each share of a particular series is entitled to a pro rata share of any distributions declared by that series and, in the event of liquidation, a pro rata share of the net assets of that series remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive, conversion or subscription rights.

MML Trust is not required to hold annual meetings of shareholders. Special meetings may be called for purposes such as electing Trustees, voting on management agreements, and with respect to such additional matters relating to MML Trust as may be required by MML Trust's Declaration of Trust and the 1940 Act. Shareholders holding 10% of the shares of MML Trust may call a meeting to be held to consider removal of Trustees. On any matter submitted to shareholders, shares of each series entitle their holder to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset values of the series' shares. On any matters submitted to a vote of shareholders, all shares of MML Trust then entitled to vote shall be voted by individual series, except that (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series, and (ii) when the Trustees have determined that any matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are or will be invested in shares of the Fund. Because these separate accounts are invested in the same underlying Fund it is possible that material conflicts could arise between owners of the variable life insurance contracts and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life or variable annuity contracts under rules of the SEC, (ii) adverse tax treatment of the variable life or variable annuity contracts would result from utilizing the same underlying Fund, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life contracts, or
(iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life and variable annuity separate accounts by the Fund.

The Board of Trustees follows monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance contracts and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Fund. More information regarding possible conflicts between variable annuity and variable life insurance contracts is contained in the prospectuses for those contracts.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of MML Trust. However, MML Trust's Declaration of Trust disclaims liability of the shareholders, Trustees of MML Trust, or officers of MML Trust for acts or obligations of MML Trust, which are binding only on the assets and property of MML Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by MML Trust or Trustees of MML Trust. MML Trust's Declaration of Trust provides for indemnification out of MML Trust property for all loss and expense of any shareholder held personally liable for the obligations of MML Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and MML Trust itself would be unable to meet its obligations.

VI.  Net Asset Value

The net asset value of the Fund's shares is determined once daily as of the normal close of trading on the New York Stock Exchange (presently 4:00 p.m.) on each day on which the Exchange is open for trading.

Generally, the Fund values portfolio securities on the basis of market value. For example, equity securities, including those traded on national securities exchanges or the NASDAQ National Market System, are valued by one or more pricing services, as authorized by the Board of Trustees. Normally, the values are based upon the last reported sale price of the security. Debt obligations with less than one year but more than sixty days to maturity are valued on the basis of their market value, and debt obligations having a maturity of sixty days or less are generally valued at amortized cost when the Board of Trustees believes that amortized cost approximates market value. If acquired, preferred stocks will be valued on the basis of their market value if market quotations are readily available. Futures contracts are valued based on market prices unless such prices do not reflect the fair value of the contract, in which case they will be valued by or under the direction of the Board of Trustees. In all other cases, assets (including restricted securities) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.

VII. Sale and Redemption of Shares

The shares of the Fund are sold at their net asset value as next computed after receipt of the purchase order, without the addition of any selling commission or "sales load."

The Fund redeems its shares at their net asset value as next computed after receipt of the request for redemption. The redemption price for shares of the Fund may be more or less than the shareholder's cost. The redemption price may be paid in cash or wholly or partly in kind if MML Trust's Board of Trustees determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, the Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption.

Redemption payments will be made within seven days after receipt of the written request therefor by MML Trust, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

VIII.  Tax Status

It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Fund will not be subject to federal income tax on any net income or any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders.

Regulations issued under Internal Revenue Code Section 817(h) require the Fund to be adequately diversified in order for a variable annuity and variable life insurance contract funded by the Fund to receive favorable tax treatment as an annuity or a life insurance contract. Among other requirements, the regulations limit the Fund's investment in a single issuer to 55% of its assets; while this requirement applies to U.S. Government securities, each government agency or instrumentality is treated for this purpose as a separate issuer. The Fund intends to comply with these diversification requirements. For further information, see the Statement of Additional Information.

Tax consequences to investors in the separate investment accounts which are invested in the Fund are described in the prospectuses for such accounts.

IX. Dividends and Capital Gains Distributions

The Fund intends to declare capital gain and ordinary income dividends and to distribute such dividends in a manner designed to avoid a 4% excise tax on undistributed regulated investment company income imposed by the Tax Reform Act of 1986. Distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of the Fund at net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

X.  Investment Performance

The Fund may from time to time advertise certain investment performance figures. These figures are based on historical returns and are not intended to indicate future performance.

The Fund may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining, over a period of time which will be stated in the advertisement, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in the Fund over a period of time (which period will be stated in the advertisement), assuming reinvestment of all distributions. Total return differs from holding period return principally in that total return is an average annual figure while holding period return is an aggregate figure for the entire period. This performance information for the Fund may also be compared to a market index.

The Fund may also quote yield. The yield for the Fund refers to the net investment income earned by the Fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

These investment performance figures may be of limited use for comparative purposes because they do not reflect charges imposed by the separate investment accounts invested in the Fund which, if included, would decrease the performance figures. For more information about calculation of the investment performance of the Fund, see the Fund's Statement of Additional Information.




XI.   Composite Performance of Similarly Managed Accounts

Babson also serves as the investment manager of other accounts that have investment objectives, policies and strategies that are substantially similar to those of the Fund (collectively, the "Small Cap Value Accounts"). The performance information shown below is based on a composite of the Small Cap Value Accounts and has been adjusted to give effect to the estimate fees and expenses (without giving effect to any expense waivers or reimbursements) of the Fund during its first year of operation. The performance information shown below has not been adjusted to give effect to charges imposed by the separate investment accounts that invest in the Fund, which, if included, would decrease the performance figures shown. The performance of the Small Cap Value Accounts composite has been calculated in accordance with standards established by the Association for Investment Management and Research. The performance represents total return, which includes capital appreciation and income. During the entire ten year period ended December 31, 1997, George M. Ulrich, the individual responsible for the day-to-day portfolio management of the Fund, has been the portfolio manager of the Small Cap Value Accounts. The following table also shows the average annual total return of the Russell 2000 Index for the same periods. The Russell 2000 Index is an unmanaged index that does not incur expenses and can not be purchased directly by investors.

THE QUOTED PERFORMANCE DATA BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE FUND AND SHOULD NOT BE INTERPRETED AS BEING INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND. Unlike the Fund, the Small Cap Value Accounts include accounts that were not registered under the 1940 Act and therefore were not subject to certain investment restrictions imposed by the 1940 Act. In addition, the Small Cap Value Accounts include accounts that were not subject to Subchapter M of the Internal Revenue Code (the "Code"), which imposes certain limitations on the investment operations of the Fund. If the Small Cap Value Accounts had all been registered under the 1940 Act, and subject to Subchapter M of the Code, their performance might have been adversely affected. The Fund's expenses, timing of purchase and sales of portfolio securities, availability of cash flows, and brokerage commissions are all additional reasons that the performance results of the Fund may vary from that of the Small Cap Value Accounts.

-----------------------------------------------------------------------------------------------------------------
                             One-Year Period      Three-Year Period     Five-Year Period      Ten-Year Period
                                 Ended                  Ended                 Ended                Ended
                            December 31, 1997     December 31, 1997     December 31, 1997     December 31, 1997
-----------------------------------------------------------------------------------------------------------------
Small Cap Value Accounts         36.37%                 26.03%                16.76%               16.95%
-----------------------------------------------------------------------------------------------------------------
Russell 2000 index               22.36%                 22.34%                16.40%               15.76%
-----------------------------------------------------------------------------------------------------------------

XII.  Management of MML Trust

The affairs of MML Trust are generally supervised by its Board of Trustees and officers. As stated previously, MassMutual acts as investment manager of the Fund and Babson is the sub-adviser to the Fund. In those capacities MassMutual and Babson are part of the management of MML Trust. For more information concerning the management of MML Trust, reference should be made to the Statement of Additional Information.

The name MML Series Investment Fund is the designation of Trustees of MML Series Investment Fund under an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time. The obligations of MML Series Investment Fund are not personally binding upon, nor shall resort be had to the property of, any Trustees of MML Series Investment Fund, shareholders, officers, employees or agents of MML Series Investment Fund, but only the property of the relevant series of MML Series Investment Fund shall be bound.

                        MML SMALL CAP VALUE EQUITY FUND

                               1295 State Street
                       Springfield, Massachusetts 01111

                             ---------------------

                              INVESTMENT MANAGER

                           MASSACHUSETTS MUTUAL LIFE
                               INSURANCE COMPANY
                               1295 State Street
                       Springfield, Massachusetts 01111

                            INVESTMENT SUB-ADVISER

                          DAVID L. BABSON AND COMPANY
                                 INCORPORATED
                              One Memorial Drive
                        Cambridge, Massachusetts 02142

                            INDEPENDENT ACCOUNTANTS

                           COOPERS & LYBRAND L.L.P.
                              2300 BayBank Tower
                               1500 Main Street
                       Springfield, Massachusetts 01101

                                   CUSTODIAN

                                CITIBANK, N.A.
                                111 Wall Street
                           New York, New York 10005

                             ---------------------

          For Use With:
          . Massachusetts Mutual Variable Annuity Funds 1 and 2
          . MML Bay State Variable Life Separate Accounts I, II, III, IV and V . MML Bay State Variable Annuity Separate Account 1
          . Massachusetts Mutual Variable Life Separate Accounts I and II
          . Massachusetts Mutual Variable Annuity Separate Accounts 1, 2 and 3 . Massachusetts Mutual Separate Account C
          . C.M. Life Variable Life Separate Account I

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this Prospectus.

                                                                  Filed Pursuant
                                                                  to Rule 497(c)


                        MML SMALL CAP VALUE EQUITY FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                      -----------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MML SMALL CAP VALUE EQUITY FUND DATED JUNE 1, 1998, AS AMENDED FROM TIME TO TIME (THE "PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM THE SECRETARY, MML SERIES INVESTMENT FUND, 1295 STATE STREET, SPRINGFIELD, MASSACHUSETTS 01111.

                              DATED JUNE 1, 1998

                                TABLE OF CONTENTS

                                                                          PAGE

GENERAL INFORMATION ..................................................       3
ADDITIONAL INVESTMENT POLICIES .......................................       3
FUNDAMENTAL INVESTMENT RESTRICTIONS ..................................       8
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ..............................       9
MANAGEMENT OF MML TRUST ..............................................       9
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ..................      14
INVESTMENT MANAGEMENT AND OTHER SERVICES .............................      14
BROKERAGE ALLOCATION .................................................      15
CAPITAL SHARES .......................................................      16
PURCHASE, REDEMPTION AND PRICING OF
  SECURITIES BEING OFFERED ...........................................      17
TAX STATUS ...........................................................      17
CERTAIN TAX AND ACCOUNTING INFORMATION ...............................      18
INVESTMENT PERFORMANCE ...............................................      19
COUNSEL ..............................................................      19
APPENDIX - SECURITIES RATINGS ........................................      A-1

                            I.  GENERAL INFORMATION

MML Series Investment Fund ("MML Trust") is a no-load, open-end, management investment company having separate investment portfolios, each of which has its own investment objectives and policies and is designed to meet different investment needs. This Statement of Additional Information provides information regarding MML Small Cap Value Equity Fund (the "Fund"), a diversified investment portfolio of MML Trust.

MML Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time (the "Declaration of Trust"). MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and its life insurance company subsidiaries, including MML Bay State Life Insurance Company ("MML Bay State"). Shares of the Fund are offered solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries.

MassMutual is responsible for providing all investment advisory, management and administrative services needed by the Fund pursuant to an investment management agreement. MassMutual has entered into an investment sub-advisory agreement pursuant to which David L. Babson and Company Incorporated ("Babson") manages the investment of the assets of the Fund. Both MassMutual and Babson are registered with the Securities and Exchange Commission (the "SEC") as investment advisers (MassMutual and Babson are referred to hereinafter collectively as the "Advisers").

                      II.  ADDITIONAL INVESTMENT POLICIES

The Fund has a distinct investment objective which it pursues through its investment policies, as described in the Prospectus and below. The investment objective, fundamental investment policies and fundamental investment restrictions of the Fund may not be changed without the vote of a majority of the Fund's outstanding shares (which, under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information and in the Prospectus, means the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund). The Board of Trustees of MML Trust may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval.

The following discussion, when applicable, elaborates on the presentation of the Fund's investment policies contained in the Prospectus. For a description of the ratings of corporate debt securities and money market instruments in which the Fund may invest, reference should be made to the Appendix.

WARRANTS AND RIGHTS

The Fund may invest up to 5% of the value of its assets in warrants in an effort to build a position in the underlying common stocks and, of such 5%, no more than 2% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be a relatively volatile investment. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

In a repurchase agreement transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities and which must meet the credit requirements set by MML Trust's Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the 1940 Act, collateralized by the underlying security. The Fund's repurchase agreements will require that at all times while a repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the loan. Additionally, the Fund's Advisers will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller's estate.

A reverse repurchase agreement is a contract pursuant to which the Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. If the Fund engages in reverse repurchase agreements, it will maintain a segregated account with its custodian containing cash or liquid securities, having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements. Reverse repurchase agreements are borrowings subject to Restriction (2) under "Fundamental Investment Restrictions."

CERTAIN DEBT SECURITIES

Some U.S. Government Securities are backed by the full faith and credit of the U.S. Government; others are secured by the right of the issuer to borrow from the U.S. Treasury; while others are supported only by the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. Government will pay interest and principal on securities on which it is not legally obligated to do so.

The Fund will limit its investments in certificates of deposit and bankers' acceptances to U.S. dollar denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks ("Eurodollar obligations") and U.S. branches of foreign banks ("Yankeedollar obligations"). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks' most recently published financial statements. Eurodollar obligations and Yankeedollar obligations will not be acquired if as a result more than 25% of the Fund's net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

SECURITIES LENDING

The Fund may seek additional income by making loans of portfolio securities of not more than 33% of its net assets taken at current market value. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this Statement of Additional Information), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. The terms of the Fund's loans must also meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

RESTRICTED AND ILLIQUID SECURITIES

The Fund does not currently expect to invest in restricted or illiquid securities. The Fund may, however, invest not more than 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by the Board of Trustees, or by the Advisers pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, the Fund's holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

FOREIGN SECURITIES

The Fund is permitted to invest in foreign securities. The Fund intends to invest in foreign securities only if: (i) such securities are U.S. denominated; or (ii) if such securities are not U.S. denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If the Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Fund are uninvested. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

SHORT SALES AGAINST-THE-BOX

Selling short "against-the-box" refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, the Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities "in the box" prior to the time the short position is closed out. The Fund does not currently intend to engage in short sales against-the-box.

HEDGING INSTRUMENTS AND DERIVATIVES

The Fund currently may use the hedging instruments and derivatives discussed below. In the future, the Fund may employ hedging instruments and strategies that are not currently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, legally permissible and adequately disclosed.

Forward Contracts - The Fund may purchase or sell securities on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time of delivery the securities may be worth more or less than the purchase or sale price. While the Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if Babson deems it appropriate to do so. The Fund may realize short-term gains or losses upon the sale of forward contracts. If the Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of the Fund's commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As an alternative to maintaining all or part of the segregated account, the Fund could buy call or put options to "cover" the forward contracts. The Fund will not enter into a forward contract if as a result more than 25% of its total assets would be held in a segregated account covering such contracts.

Currency Transactions - The Fund may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), respectively, or that have an equivalent rating from a nationally recognized statistical rating organization ("NRSRO") or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. For example, if the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if an Adviser considers that the Austrian schilling is linked to the German deutsche mark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believe that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging.

Risks Regarding Hedging Instruments and Derivatives - Some of the general risks associated with hedging and the use of derivatives include: (a) the possible absence of a liquid secondary market for any particular hedging instrument at any time; (b) these instruments can be highly volatile; and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. More specific risks are set forth below.

     (a) Forward Contracts: Forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets.

     (b) Currency Transactions: Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

INVESTMENT BASKET

Notwithstanding the Fund's fundamental investment restrictions (except those imposed as a matter of law), the Board of Trustees may authorize the Fund to invest in any security or investment-related instrument, or to engage in investment-related transactions or practices, such as newly developed debt securities or hedging programs, provided that the Board of Trustees has determined that to do so is consistent with the Fund's investment objectives and policies and has adopted reasonable guidelines for use by the Fund's Advisers, and provided further that at the time of making such investment or entering into such transaction, such investments or instruments account for not more than 10% of the Fund's total assets. MML Trust has no current intention of using this investment basket authority.

                   III. FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this Statement of Additional Information and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund. MML Trust may not, on behalf of the Fund:

     (1) Purchase any security (other than U.S. Treasury securities or U.S. Government Securities) if as a result, with respect to 75% of the Fund's assets, more than 5% of the value of the total assets (determined at the time of investment) of the Fund would be invested in the securities of a single issuer.

     (2) Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund's assets, except that the Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending agreements shall not be deemed to constitute borrowing money. The Fund would not make any additional investments while its borrowings exceeded 5% of its assets.

     (3) Issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by paragraph (2) above.

     (4) Make short sales, except for sales "against-the-box."

     (5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

     (6) Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent the Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

     (7) Purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).

     (8) Make loans other than by investing in obligations in which the Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.

     (9) Pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contracts, reverse repurchase agreements and securities lending.

     (10) Purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, with respect to 75% of the Fund's assets, the Fund would hold more than 10% of the outstanding voting securities of an issuer.

Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, the Fund may: (1) engage in hedging transactions, techniques, and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law; and (2) invest in any security or investment-related instrument, or engage in any investment-related transaction or practice, provided that the Board of Trustees has determined that to do so is consistent with the investment objective and policies of the Fund and has adopted reasonable guidelines for use by the Fund's Advisers, and provided further that at the time of entering into such investment or transaction, such investments or instruments account for no more than 10% of the Fund's total assets. For the foreseeable future, the Fund does not expect to engage in futures and options transactions or interest rate swap agreements.

                  IV. NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the investment restrictions described above and those contained in the Prospectus, the Trustees of MML Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund may not:

     (1) Invest for the purpose of exercising control over, or management of, any company.

     (2) Invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by the Advisers or an affiliate thereof. It is expected that the Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees.

                          V. MANAGEMENT OF MML TRUST

MML Trust has a Board of Trustees, a majority of which must not be "interested persons," as defined in the "1940 Act", of MML Trust. The Board of Trustees has established an Advisory Board that has advisory functions only as to investments made by MML Trust. Trustees of MML Trust, members of the Advisory Board, and principal officers of MML Trust are listed below together with information on their age, address, positions with MML Trust, principal occupations during the past five years and other principal business affiliations.

Gary E. Wendlandt*                     Chairman and Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 47

Chief Investment Officer (since 1993) and Executive Vice President, MassMutual; Chairman (since 1995), President (1983-1995) and Trustee, MassMutual Corporate Investors (closed-end investment company); Chairman (since 1995), President (1988-1995) and Trustee, MassMutual Participation Investors (closed-end investment company); Chairman (since 1996), Antares Leveraged Capital Corp. (finance company); Chairman, HYP Management, Inc. (managing member of MassMutual High Yield Partners LLC) and MMHC Investment, Inc. (investor in MassMutual High Yield Partners LLC); Advisory Board Member (since 1996), MassMutual High Yield Partners LLC (high yield bond fund); President and Director (since 1995), DLB Acquisition Corporation (holding company for investment advisers); Director, Oppenheimer Acquisition Corporation (holding company for investment advisers); Supervisory Director, MassMutual/Carlson CBO N.V. (collateralized bond fund); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); Chairman (since 1994) and Director (since 1993), MML Realty Management Corporation; Chairman (since 1994), Chief Executive Officer (1994-1996), Cornerstone Real Estate

----------
* "Trustee who is an "interested person" of MML Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Advisers, Inc. (wholly-owned real estate investment adviser subsidiary of MassMutual Holding Trust); Director, Merrill Lynch Derivative Products, Inc.; Chairman and Chief Executive Officer (since 1994), MassMutual Institutional Funds (open-end investment company).

Ronald J. Abdow                        Trustee of MML Trust
1111 Elm Street
West Springfield, MA 01089
Age: 66

President, Abdow Corporation (operator of restaurants); General Partner, Grove Investment Group (apartment building syndicator); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

Mary E. Boland                         Trustee of MML Trust
67 Market Street
Springfield, MA 01102
Age: 59

Attorney at Law, Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (since 1995), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

Richard G. Dooley*                     Vice Chairman and Trustee of MML Trust
1295 State Street
Springfield, MA  01111
Age: 68

Consultant (since 1993), Executive Vice President and Chief Investment Officer (1978-1993), MassMutual; Director (since 1996), Investment Technology Group, Inc.; Director, The Advest Group, Inc. (financial services holding company), HSB Group Inc. (formerly known as Hartford Steam Boiler Inspection and Insurance Co.), New England Education Loan Marketing Corporation; Director, Kimco Realty Corp. (shopping center ownership and management); Director (since 1993), Jefferies Group, Inc. (financial services holding company); Vice Chairman
(since 1995), Chairman (1982-1995), MassMutual Corporate Investors, and Vice Chairman (since 1995), Chairman (1988-1995), MassMutual Participation Investors (closed-end investment companies); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

F. William Marshall, Jr.                  Trustee of MML Trust
1441 Main Street
Springfield, MA 01102
Age: 56

President, Chief Executive Officer and Director (since 1993), SIS Bancorp, Inc and SIS Bank (formerly, Springfield Institution for Savings); Chairman and Chief Executive Officer (1990-1993), Bank of Ireland First Holdings, Inc. and First New Hampshire Banks; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

----------
* "Trustee who is an "interested person" of MML Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Charles J. McCarthy                     Trustee of MML Trust
181 Eton Road
Longmeadow, MA 01106
Age: 74

Proprietor, Synectics Financial Company (venture capital activities, business consulting and investments); Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

John H. Southworth                     Trustee of MML Trust
195 Eton Road
Longmeadow, MA 01106
Age: 70

Chairman (since 1993), Southworth Company (manufacturer of paper and calendars); Director (since 1995), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

Richard H. Ayers                        Advisory Board Member
1000 Stanley Drive
New Britain, CT 06053
Age: 55

Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director, Southern New England Telecommunications Corp. and Perkin-Elmer Corp.; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

David E. A. Carson                      Advisory Board Member
850 Main Street
Bridgeport, CT 06604
Age: 63

Chairman and Chief Executive Officer (since 1997), President and Chief Executive Officer (1985-1997), People's Bank; Director, United Illuminating Co. (electric utility); Trustee, American Skandia Trust (open-end investment company); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Richard W. Greene                      Advisory Board Member
University Of Rochester
Rochester, NY 14627
Age: 62

Executive Vice President and Treasurer (since 1986), University of Rochester (private university); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Beverly C. L. Hamilton                   Advisory Board Member
515 South Flower Street
Los Angeles, CA 90071
Age: 51

President, ARCO Investment Management Co.; Director, Connecticut Natural Gas; Director, Emerging Markets Growth Fund (closed-end investment company); Director (since 1997), United Asset Management Corp. (investment management); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Stuart H. Reese                         President of MML Trust
1295 State Street
Springfield, MA 01111
Age:  43

Chief Executive Director (since 1997), Executive Director (1996-1997), Senior Vice President (1993-1996), MassMutual; President (since 1995), Executive Vice President (1993-1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since
1996), Antares Leveraged Capital Corp. (finance company) and Charter Oak Capital Management, Inc. (investment adviser); President and Director (since 1996), HYP Management Inc. (managing member of MassMutual High Yield Partners LLC), and MMHC Investment Inc. (investor in funds sponsored by MassMutual); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); Supervisory Director (since 1994), MassMutual/Carlson CBO N.V. Inc. (collateralized bond fund); President (since
1997), MassMutual/Darby CBO IM Inc. (manager of MassMutual/Darby CBO LLC, a high yield bond fund); Director (1994-1996), Pace Industries (aluminum die caster); Advisory Board Member (since 1995), Kirtland Capital Partners; Chairman and President (1990-1993), Aetna Financial Services, Inc.; President (since 1995), MassMutual Institutional Funds (open-end investment company).

Mary Wilson Kibbe                     Senior Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age: 44

Executive Director (since 1997), Senior Managing Director (1996-1997), Vice President and Managing Director (1991-1996), MassMutual; Senior Vice President (since 1996), HYP Management, Inc. (managing member of MassMutual High Yield Partners LLC) and MMHC Investment, Inc. (investor in funds sponsored by MassMutual); Vice President, MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies); Vice President (1991-
1995), Oppenheimer Investment Grade Bond Fund (open-end investment company).

Charles C. McCobb, Jr.                Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age: 54

Managing Director (since 1997), MassMutual; Managing Director and Vice President (1994-1997), Citicorp, Inc. (banking); Managing Director (1985-1994), Aetna Life & Casualty (insurance company); Vice President (since 1996), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies).

Stephen L. Kuhn                       Vice President and Secretary of MML Trust
1295 State Street
Springfield, MA 01111
Age: 51

Vice President and Associate General Counsel (since 1992), MassMutual; Vice President and Secretary, MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies); President, MassMutual/Carlson CBO Incorporated; Assistant Secretary (since 1996), Antares Leveraged Capital Corp. (finance company); Chief Legal Officer and Assistant Secretary (since 1995), DLB Acquisition Corporation (holding company for investment advisers); Assistant Secretary, Oppenheimer Acquisition Corporation (holding company for investment adviser); Vice President and Secretary, MassMutual Institutional Funds (open-end investment company).

Judith A. Martini                     Vice President of MML Trust
1295 State Street                     of MML Trust
Springfield, MA 01111
Age: 49

Second Vice President (since 1996), MassMutual; Marketing Manager (1984-1996), Connecticut Mutual Life Insurance Company (life insurance company).

Raymond B. Woolson                    Vice President and Chief Financial Officer
1295 State Street                     of MML Trust
Springfield, MA 01111
Age: 39

Senior Managing Director (since 1996), Second Vice President (1992-1996), MassMutual; Treasurer, MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Vice President and Chief Financial Officer (since 1996), HYP Management, Inc. (managing member of MassMutual High Yield Partners LLC) and MMHC Investment Inc. (investor in funds sponsored by MassMutual); Vice President and Treasurer, MassMutual/Darby CBO IM Inc. (manager of MassMutual/Darby CBO LLC, a high yield bond fund); Vice President and Chief Financial Officer, MassMutual Institutional Funds
(open-end investment company).

Mark B. Ackerman                      Treasurer of MML Trust
1295 State Street
Springfield, MA 01111
Age: 32

Investment Director (since 1996), Associate Director (1993-1996), MassMutual; Controller (since 1997), Associate Treasurer (1995-1997), MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies); Treasurer (since 1998) Comptroller (1997-1998), Associate Treasurer (1995-1996), MassMutual Institutional Funds (open-end investment company).

James T. Birchall                     Comptroller of MML Trust
1295 State Street
Springfield, MA 01111
Age: 31

Investment Director (since 1997), MassMutual; Financial Officer (1990-1997), MML Investors Services, Inc. (broker-dealer subsidiary of MassMutual).

The Trustees and officers of MML Trust named above, as a group, own less than one percent of the shares of any of the series of MML Trust.

MML Trust's Declaration of Trust provides that MML Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with MML Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of MML Trust or that such indemnification would relieve any Trustee or officer of any liability to MML Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The following table discloses actual compensation paid to non-interested Trustees of MML Trust and members of its Advisory Board during the 1997 fiscal year. MML Trust paid no compensation to any of its officers. MML Trust has no pension or retirement plan, but does have a deferred compensation plan. Currently, no Trustee is entitled to receive any benefits under such deferred compensation plan. Each of the non-interested Trustees and members of the Advisory Board also serves as a Trustee of one other registered, open-end investment company managed by MassMutual.

================================================================================

                                                         Total Compensation from
                           Aggregate Compensation from   MML Trust and Fund
Name/Position              MML Trust                     Complex
================================================================================

Ronald J. Abdow
Trustee                    $16,000                       $32,000
--------------------------------------------------------------------------------

Mary E. Boland
Trustee                    $16,000                       $32,000
--------------------------------------------------------------------------------

William F. Marshall
Trustee                    $16,000                       $32,000
--------------------------------------------------------------------------------

Charles J. McCarthy
Trustee                    $17,000                       $34,000
--------------------------------------------------------------------------------

John H. Southworth
Trustee                    $17,000                       $34,000
--------------------------------------------------------------------------------

Richard H. Ayers
Advisory Board Member      $16,000                       $31,674
--------------------------------------------------------------------------------

David E. A. Carson
Advisory Board Member      $16,000                       $31,674
--------------------------------------------------------------------------------

Richard W. Greene
Advisory Board Member      $16,000                       $31,674
--------------------------------------------------------------------------------

Beverly C. L. Hamilton
Advisory Board Member      $16,000                       $31,674
================================================================================

            VI. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

It is anticipated that MassMutual, through its separate investment accounts and direct investment in the Fund, and MML Bay State, through its separate investment accounts, will be the record owners of all of the outstanding shares of the Fund and MML Trust and therefore, may be deemed to be in control (as that term is described in the 1940 Act) of the Fund. However, certain owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the Fund have the right to instruct MassMutual and MML Bay State as to how shares of MML Trust deemed attributable to their contracts shall be voted. MassMutual and MML Bay State generally are required to vote shares attributable to such contracts but for which no instructions are received, in proportion to those votes for which instructions were received. The address of MassMutual and MML Bay State is 1295 State Street, Springfield, Massachusetts 01111.

                 VII. INVESTMENT MANAGEMENT AND OTHER SERVICES

MassMutual serves as investment manager of the Fund pursuant to an investment management agreement between MassMutual and MML Trust on behalf of the Fund (the "Management Agreement"). Under the Management Agreement, MassMutual is authorized to engage in portfolio transactions on behalf of the Fund, subject to such general or specific instructions as may be given by the Board of Trustees of MML Trust.

Pursuant to the Management Agreement, MassMutual is paid a quarterly fee at the annual rate of .65% of the first $100 million of the average daily net asset value of the Fund, .60% of the next $200 million, .55% of the next $200 million and .50% of any excess over $500 million. MassMutual has agreed to bear expenses of the Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value through April 30, 1999.

The Management Agreement may be terminated by the Board of Trustees of MML Trust, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual. Such termination requires 60 days' written notice to be given and may be effected without the payment of any penalty. In addition, the Management Agreement automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of MML Trust, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of MassMutual or of MML Trust, or (2) upon its assignment. The Management Agreement also provides that its continuance will be submitted to the shareholders of the Fund in the event the use of the initial "MML" is withdrawn from the Fund by MassMutual.

As permitted by the Management Agreement, MassMutual has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Babson whereby Babson agreed to assume MassMutual's duties to manage the investment of the assets of the Fund. MassMutual is ultimately responsible for providing investment advice to the Fund and will continue to provide administrative and non-investment advisory services to the Fund. MassMutual pays Babson a quarterly fee equal to an annual rate of .25% of the average daily net asset value of the Fund as of the close of each business day for the investment advisory services Babson provides with respect to the Fund. Additionally, Babson has agreed to assume the expenses associated with fund accounting for the Fund. The Sub-Advisory Agreement will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual or Babson upon sixty days' written notice or by liquidation of the Fund.

Citibank, N.A., 111 Wall Street, New York, New York 10005, acts as custodian of the cash and securities of the Fund. As such, it holds in custody the Fund's portfolio securities and receives and delivers them upon purchases and sales. Coopers & Lybrand L.L.P. is MML Trust's independent accountant, providing audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings.

Year 2000 Issue

Like other businesses and governments around the world, MML Trust and the Fund could be adversely affected if the computer systems used by MassMutual (and those which with it does business on behalf of MML Trust and the Fund) and MML Trust's other service providers do not properly recognize the Year 2000. This is commonly known as the "Year 2000 issue." In 1996, MassMutual began an enterprise-wide process of identifying, evaluating and implementing changes to computer systems and applications software to address the Year 2000 issue. MassMutual has informed MML Trust that this is one of MassMutual's highest business operational priorities. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual is also seeking assurances from vendors, service providers, including the Fund's investment sub-adviser, and others with which MassMutual and the Fund conduct business in order to identify and resolve Year 2000 issues.

                           VIII. BROKERAGE ALLOCATION


Purchases and sales of securities on a securities exchange are effected by brokers, and when the Fund purchases or sells securities on a securities exchange it pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at reasonably competitive commission rates. Each Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, MassMutual may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to MML Trust and to its other clients. The term "brokerage and research services" includes: advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. By virtue of the Sub-Advisory Agreement, Babson is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of MML Trust and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to an Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by MML Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Adviser. Research provided by brokers is used for the benefit of all of an Adviser's clients and not solely or necessarily for the benefit of MML Trust. The Adviser attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that MML Trust pays on behalf of the Fund to MassMutual will not be reduced as a consequence of an Adviser's receipt of brokerage and research services. To the extent MML Trust's portfolio transactions are used to obtain such services, the brokerage commissions paid by MML Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to an Adviser in serving both MML Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an Adviser in carrying out its obligations to MML Trust.

                               IX. CAPITAL SHARES

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of MML Trust. However, MML Trust's Declaration of Trust disclaims liability of the shareholders, Trustees of MML Trust, or officers of MML Trust for acts or obligations of MML Trust, which are binding only on the assets and property of MML Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by MML Trust or Trustees of MML Trust. MML Trust's Declaration of Trust provides for indemnification out of MML Trust property for all loss and expense of any shareholder held personally liable for the obligations of MML Trust. Thus, the risk of a shareholder incurring financial loss on account of share-holder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and MML Trust itself would be unable to meet its obligations.

        X. PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

MML Trust is a no-load mutual fund. Fund shares are sold at their net asset value as next computed after receipt of the purchase order, without the addition of any selling commission or "sales load." The Fund redeems its shares at their net asset value as next computed after receipt of the request for redemption. The redemption price may be paid in cash or wholly or partly in kind if MML Trust's Board of Trustees determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, the Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption. The redemption price may be more or less than the shareholder's cost. Redemption payments will be paid within seven days after receipt of the written request therefor by the Fund, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

The net asset value of the Fund's shares is determined once daily as of the normal close of the New York Stock Exchange (presently 4:00 p.m.) on each day on which the Exchange is open for trading. The New York Stock Exchange is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. The net asset value of the Fund's shares is the total net asset value of the Fund divided by the number of its shares outstanding. The total net asset value of the Fund is determined by computing the value of the total assets of the Fund and deducting total liabilities, including accrued liabilities.

The manner of determining the value of the total assets of the Fund is as follows. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System. If securities are unlisted or there is no reported sale price, the bid price of the prior trade date will be used. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt obligations with less than one year but more than sixty days to maturity are valued on the basis of their market value, and debt obligations having a maturity of sixty days or less are generally valued at amortized cost when the Board of Trustees of MML Trust believes that amortized cost approximates market value. If acquired, preferred stocks will be valued on the basis of their market value if market quotations are readily available. In all other cases, assets (including restricted securities) are valued at their fair value as determined in good faith by the Board of Trustees of MML Trust, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

Futures contracts are valued based on the market price for the futures contract, unless such price does not reflect the fair value of the contract, in which case it will be valued by or under the direction of the Board of Trustees of MML Trust. When the Fund enters into a forward commitment to purchase a security it will record the security as an asset which will be marked-to-market daily to reflect the value of the security determined in the manner set forth above. The obligation to pay the purchase price of the security will be a liability which remains fixed in amount.

                                 XI. TAX STATUS

It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Fund will not be subject to federal income tax on any distributed net income or capital gains. To meet these requirements and to meet other requirements necessary for it to be relieved of federal income taxes or income and gain it distributes to the separate investment accounts that invest in the Fund, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. government securities or securities of other regulated investment companies); and (c) distribute in or with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

The Fund intends to declare capital gain and ordinary income dividends by the end of each calendar year and to distribute such dividends no later than January 31 of the following year to the extent necessary to avoid the 4% excise tax on undistributed regulated investment company income enacted by the Tax Reform Act of 1986. The 4% excise applies to the excess of the required distribution for the calendar year over the amount treated as distributed for that year. The required distribution equals 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income for the one year period ending October 31 (or December 31, if the Fund so elects) and any shortfall of income or gains from the prior year not previously so distributed.

The Treasury Department has issued Regulations under Internal Revenue Code
Section 817(h) that pertain to diversification requirements for variable annuity and life insurance contracts. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.

The Regulations require the Fund's assets to be diversified so that no single investment represents more than 55% of the value of the Fund's total assets, no two investments represent more than 70% of the Fund's total assets, no three investments represent more than 80% of the Fund's total assets and no four investments represent more than 90% of the Fund's total assets. A "safe harbor" is available to a separate account if it meets the diversification tests applicable to registered investment companies and not more than 55% of its assets constitute cash, cash items, government securities and securities of other registered investment companies.

The applicable Regulations treat all securities of the same issuer as a single investment. In the case of "government securities", each government agency or instrumentality shall be treated as a separate issuer for the purpose of the diversification test (although not for the purpose of the "safe harbor" test described above). MML Trust intends to comply with these diversification requirements.

                  XII. CERTAIN TAX AND ACCOUNTING INFORMATION

As previously indicated, it is the policy of the Fund to meet the requirements of the Internal Revenue Code to qualify as a regulated investment company under the federal tax law.

When the Fund writes a call option, an amount equal to the premium received by it is included in its balance sheet as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. If an option which the Fund has written on an equity security expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

Special rules (including constructive sale, mark-to-market, straddle and wash sale rules) exist for determining the timing of recognition of income or loss, the character of such income or loss, and the holding periods of certain of the Fund's assets in the case of certain transactions involving futures contracts, forward contracts and options. MML Trust will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of MML Trust.

Pursuant to the Taxpayer Relief Act of 1997 (the "1997 Act"), new "constructive sale" provisions apply to activities by the Fund which lock-in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. Under the 1997 Act, the entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

                         XIII.  INVESTMENT PERFORMANCE

The Fund may advertise investment performance figures, including yield. The Fund's yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[((a-b)/cd + 1)/6/ - 1]

Where:    a =  dividends and interest earned during the period.

          b=   expenses accrued for the period (net of reimbursements, if any).

          c= the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d= the maximum offering price (which is the net asset value) per share on the last day of the period.

The Fund may advertise its total return and its holding period return. Total return quotations will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P(1 + T)/n/ = ERV  Where:  P = a hypothetical initial payment of $1,000.
                           T = average annual total return.
                           n = number of years.
                           ERV = ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

Holding period return will be based upon a stated period and will be computed by dividing the ending redeemable value of a hypothetical initial payment by the value of the initial investment (assuming reinvestment of all distributions). Each investment performance figure will be carried to the nearest hundredth of one percent. These investment performance figures do not reflect charges imposed by the separate investment accounts invested in the Funds which, if included, would decrease the performance figures.

                                 XIV. COUNSEL

Ropes & Gray, One International Place, Boston, Massachusetts 02110, as counsel for MML Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

The name MML Series Investment Fund is the designation of Trustees under a Declaration of Trust dated December 19, 1984, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant series of MML Series Investment Fund shall be bound.

                                   APPENDIX

                              SECURITIES RATINGS

This is a description of Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") commercial paper and bond ratings:

I.  Commercial Paper Ratings:

S&P Commercial Paper Ratings - are graded into four categories, ranging from `A' for the highest quality obligations to `D' for the lowest. `A' Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

          "A-1": This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

          "A-2": Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

Moody's Commercial Paper Ratings - employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

  Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     .    Leading market positions in well-established industries.
     .    High rates of return on funds employed.
     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     . Well established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2: Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

II.  Bond Ratings

S&P describes its four highest ratings for corporate debt as follows:

A:   AAA - Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

B:   BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's describes its four highest corporate bond ratings as follows:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB   - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B    - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC   - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C    - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.



D    - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's describes its below investment grade corporate bond ratings as follows:

Ba   - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca   - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C    - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.